Exhibit 99.1

1 Supplemental Operating and Financial Data 3Q2020 November 5, 2020

Table of Contents ▪ Company Highlights Page ▪ Company Overview 4 ▪ Key Financial Metrics 6 ▪ Business Segment Disclosure 7 ▪ Financial Schedules 9 ▪ Debt Statistics 19 ▪ Unconsolidated Joint Ventures 23 ▪ Transaction Activity 24 ▪ Multifamily Portfolio ▪ Operating Schedules 26 ▪ Financial Statements 30 ▪ Office Portfolio ▪ Property Listing 33 ▪ Operating Schedules 34 3Q 2020 2 This Supplemental Operating and Financial Data should be read in connection with the company’s third quarter 2020 earnings press release (included as Exhibit 99 . 2 of the company’s Current Report on Form 8 - K, filed on November 4 , 2020 ) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data . RiverHouse 9 - Weehawken, NJ (In - Construction) The Charlotte - Jersey City, NJ (In - Construction) Harborside 2 & 3 - Jersey City, NJ

3 Company Highlights 3Q 2020 3

Company Overview 4 3Q 2020 Corporate Profile Mack - Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of residential holdings and waterfront office . We are geographically focused on the high barrier - to - entry Hudson River waterfront targeting cash flow growth through all economic cycles . Company Objectives Mack - Cali’s residential portfolio, via our Roseland Residential platform, is a market - leading residential developer and owner of class A properties . We have experienced and expect continued growth and cash flow contribution from our residential holdings as our development pipeline of active construction projects and planned starts is put into service . Mack - Cali’s office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio . CLI Company Highlights District Kitchen, Harborside 2 & 3 Jersey City, NJ Key Statistics 3Q 2020 2Q 2020 Company Market Capitalization $4.7 billion $5.1 billion Core FFO $29.9 million $28.0 million Core FFO Per Diluted Share $0.30 $0.28 AFFO $21.8 million $21.8 million Residential Portfolio Operating Units/Keys 6,896 6,896 % Leased 89.5% 92.6% % Physical Occupancy 86.3% 89.0% Average Rent Per Unit $2,996 $3,020 In-Construction Units 1,942 1,942 Land Bank Units 9,507 9,264 Office Portfolio Square Feet of Office Space 8.3 million 10.3 million Consolidated In-Service Properties 26 39 % Leased Office (Excl. Non-Core) 78.2% 80.3% % Commenced Occupancy (Excl. Non-Core) 76.9% 78.7% Cash Rental Rate Roll-Up (Excl. Non-Core) 12.3% 3.4% GAAP Rental Rate Roll-Up (Excl. Non-Core) 22.3% 12.9% Average In-Place Rent Per Square Foot $37.23 $36.23

5 3Q 2020 3 Q 2020 Performance Highlights • Achieved Core FFO of $ 29 . 9 million, or $ 0 . 30 per share • Produced AFFO of $ 21 . 8 million • Residential : The stabilized operating portfolio finished 3 Q at 89 . 5 % leased • Office : Leased 153 , 827 square feet of office space ; finished 3 Q at 78 . 2 % leased (excluding Non - Core) 3 Q 2020 Transaction Activity • Since July 1 , 2020 , the Company has completed the sales of 14 office buildings across its Suburban portfolio, totaling 2 , 012 , 559 square feet, for gross purchase prices totaling $ 220 . 8 million • On July 22 , 2020 , the Company completed the sale of 3 Giralda Farms, a vacant 141 , 000 square - foot office building in Madison, NJ, for a gross purchase price of $ 8 . 0 million • On September 15 , 2020 , the Company completed the sale of 10 buildings in its Parsippany & Giralda Farms portfolio, for a gross purchase price of $ 158 . 8 million • On September 18 , 2020 , the Company completed the sale of 325 Columbia Turnpike, a 168 , 144 square - foot office building in Florham Park, NJ, for a gross purchase price of $ 25 . 6 million • On September 24 , 2020 , the Company completed the sale of 9 Campus Drive, a 156 , 495 square - foot office building in Parsippany, NJ, for a gross purchase price of $ 21 . 0 million • Subsequent to quarter - end, on October 21 , 2020 , the Company completed the sale of 5 Vaughn Drive, a 98 , 500 square - foot office building in Princeton, NJ, for a gross purchase price of $ 7 . 5 million 3 Q 2020 Office Leasing Activity • Completed 18 , 349 square feet of waterfront office leasing, including a renewal with Thomas Miller at Harborside 5 in Jersey City • Completed 135 , 478 square feet of leasing in the class A suburban, suburban, and non - core portfolios, including a renewal with United States of America – GSA in Metropark Liberty Towers, Jersey City, NJ The Capstone (Riverwalk C), West New York, NJ (rendering) Company Achievements CLI Company Highlights

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019 [3]
Core FFO per Diluted Share [1]	0.30	0.28	0.33	0.44	0.38
Net Income / (Loss) per Diluted Share	(0.49)	(0.41)	(0.47)	(0.64)	(0.65)
Market Value of Equity [2]	$1,266,854	$1,531,798	$1,524,747	$2,821,175	$2,677,497
→ Common Equity (Includes OP Units)	1,778,206	2,040,913	2,031,563	2,317,793	2,177,378
→ Preferred Equity (Rockpoint)	459,028	456,791	454,492	451,058	447,795
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	45,529	46,737	47,336	47,296	48,760
Total Debt, Net	2,895,882	2,990,464	2,877,121	2,808,518	3,097,156
Total Market Capitalization	4,719,617	5,078,114	4,956,020	5,676,989	5,877,816
Shares and Units:					
Common Shares Outstanding	90,712,055	90,596,723	90,596,079	90,595,176	90,551,967
Common Units Outstanding	9,672,558	9,586,528	9,518,638	9,612,064	9,973,344
Combined Shares and Units	100,384,613	100,183,251	100,114,717	100,207,240	100,525,311
Weighted Average - Diluted [2]	100,306,910	100,212,820	100,183,392	100,264,388	100,559,609
Common Share Price ($'s):					
At the End of the Period	$12.62	$15.29	$15.23	$23.13	$21.66
High During Period	15.85	18.83	23.89	23.40	24.09
Low During Period	12.14	12.90	13.83	19.96	19.97
Dividends Declared per Share	0.00	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	12.1x	13.0x	11.5x	9.7x	10.0x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	10.7x	11.8x	10.7x	9.5x	9.6x
→ Net Debt to Adjusted EBITDA - Office Portfolio	7.9x	9.1x	8.6x	8.2x	8.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	20.4x	20.9x	16.6x	11.8x	13.2x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	16.0x	17.2x	14.3x	11.4x	11.9x
Interest Coverage Ratio	2.7x	2.6x	2.8x	3.0x	2.9x
Fixed Charge Coverage Ratio	1.7x	1.7x	1.8x	2.0x	1.9x
Total Debt/Total Market Capitalization	61.4%	58.9%	58.1%	49.5%	53.6%
Total Debt/Total Book Capitalization	55.8%	55.7%	54.4%	53.1%	55.1%
Total Debt/Total Undepreciated Assets	49.8%	50.2%	49.0%	48.0%	47.6%
Secured Debt/Total Undepreciated Assets	37.3%	35.1%	34.5%	32.6%	31.6%

Notes:
See supporting "Key Financial Metrics" notes on page 39.

3Q 2020 CLI Company Highlights 6

7 3Q 2020 Business Segments – Residential $ in millions Notes: 1) See Page 28 for additional information on In - Construction Properties . 2) Values for Land Held for Development are derived by multiplying (a) a market - rate value per developable unit by (b) each parcel’s density potential as governed by local zoning codes or existing in - place site plan approvals . 3) See Page 27 for additional information on Commercial Properties within Roseland . CLI Company Highlights Roseland's Residential Portfolio Units Ownership Low High 100% Roseland's share 100% Roseland's share Operating Properties - Wholly-Owned/Consolidated 3,913 95.2% 4.50% - 4.70% $67.5 $64.3 $101.2 $96.4 Operating Properties - Unconsolidated JVs 2,611 47.5% 4.35% - 4.55% 43.8 20.8 54.7 26.0 In-Construction Properties (1) 1,942 88.9% 4.50% - 4.70% (0.0) (0.0) 61.7 54.8 Commercial Assets (3) 80.9% 0.7 0.5 6.9 5.6 Hotels 372 100.0% (5.5) (5.5) 13.0 13.0 Balance sheet and other items Other assets At estimated market value Land held for development (2) 9,507 $45,000 - $55,000 At book value Book Value Cash and cash equivalents 7 Restricted cash 10 Rent and account receivables 5 Other assets 45 Other liabilities Operating Properties - Wholly-Owned/Consolidated debt, net (1,211) Operating Properties - Unconsolidated JVs debt at share (292) In-Construction Properties - Wholly-Owned debt (256) In-Construction Properties - Unfunded Wholly-Owned debt (to achieve stabilization) (262) In-Construction Properties - Unconsolidated JV debt at share (25) In-Construction Properties - Unfunded Unconsolidated JV debt at share (to achieve stabilization) (19) Hotels - Wholly-Owned debt (94) Accounts and other payables (136) Rockpoint Interest (459) Asset and development management Fees from consolidated and unconsolidated ventures 31 Per Unit Value Range Annualized In-Place NOI* Stabilized NOI* Select Business Segment Disclosure Stabilized Cap Rate Range

Business Segments – Office 8 3Q 2020 $ in millions CLI Company Highlights Notes: 1) These assets are under contract for sale for total gross proceeds in a range of $ 375 - $ 385 million . These assets represent 1 , 667 , 962 square feet . 2) Represents the Hyatt Regency in Jersey City, which is not part of Roseland . 3) Estimated market values for Land Held for Development are based on the estimated buildable SF and marketable units at estimated market pricing . The low range assumes 90 . 0 % of the high range of value . Annualized In-Place NOI* Office Portfolio MSF Ownership At Share Occupancy Hudson Waterfront (Jersey City, Hoboken) 4.908 100.0% $82.9 76.9% Class A Suburban (Metropark, Short Hills) (1) 1.955 100.0% 43.9 89.0% Suburban (1) 1.877 100.0% 22.9 70.0% Office JVs 0.246 41.9% 1.3 97.1% Retail 0.191 100.0% 2.3 N/A Hotel (2) 351 units 50.0% (7.1) N/A Balance sheet and other items Other assets At estimated market value Low High Land held for development (3) $111.1 $123.5 At book value Book Value Cash and cash equivalents 16 Restricted cash 4 Rent and account receivables 92 Other assets 217 Other liabilities Unsecured revolving credit facility and term loans (156) Senior unsecured notes, net (572) Consolidated property debt (521) Unconsolidated property debt at share (53) Accounts and other payables (166) Preferred Equity/LP Interests (53) Common Stock and operating partnership units Outstanding shares of common stock and operating partnership units 100 Select Business Segment Disclosure

Balance Sheet

$ in thousands
(unaudited)

	3Q 2020				4Q 2019
	Office/Corp.	Roseland	Elim./Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$62,217	$321,196	-	$383,413	$385,010
Buildings and improvements	1,063,695	1,872,155	-	2,935,850	2,872,270
Tenant improvements	161,242	2,658	-	163,900	163,299
Furniture, fixtures and equipment	6,747	71,811	-	78,558	78,716
Land and improvements held for development	12,328	298,526	-	310,854	299,338
Development and construction in progress	104,155	577,650	-	681,805	458,048
	1,410,384	3,143,996	-	4,554,380	4,256,681
Less – accumulated depreciation and amortization	(494,804)	(133,191)	-	(627,995)	(558,617)
	915,580	3,010,805	-	3,926,385	3,698,064
Rental property held for sale, net	714,404	-	-	714,404	966,497
Net Investment in Rental Property	1,629,984	3,010,805	-	4,640,789	4,664,561
Cash and cash equivalents	15,662	7,210	-	22,872	25,589
Restricted cash	4,352	10,155	-	14,507	15,577
Investments in unconsolidated joint ventures	7,864	186,915	-	194,779	209,091
Unbilled rents receivable, net	84,699	2,119	-	86,818	95,686
Deferred charges, goodwill and other assets, net [(1) (2)]	217,108	45,260	(42,174)	220,194	275,102
Accounts receivable	7,421	3,363	-	10,784	7,192
Total Assets	**$1,967,090**	**$3,265,827**	**($42,174)**	**$5,190,743**	**$5,292,798**
LIABILITIES & EQUITY					
Senior unsecured notes, net	$572,360	-	-	$572,360	$571,484
Unsecured revolving credit facility and term loans	156,000	-	-	156,000	329,000
Mortgages, loans payable and other obligations, net	521,261	1,646,261	-	2,167,522	1,908,034
Note payable to affiliate	-	42,174	(42,174)	-	-
Dividends and distributions payable	1,537	-	-	1,537	22,265
Accounts payable, accrued expenses and other liabilities	122,876	82,761	-	205,637	209,510
Rents received in advance and security deposits	29,820	6,755	-	36,575	39,463
Accrued interest payable	11,499	4,143	-	15,642	10,185
Total Liabilities	**$1,415,353**	**$1,782,094**	**($42,174)**	**$3,155,273**	**$3,089,941**
Commitments and contingencies					
Redeemable noncontrolling interests	52,325	459,027	-	511,352	503,382
Total Stockholders'/Members Equity	**357,131**	**978,989**	**-**	**1,336,120**	**1,493,699**
Noncontrolling interests in subsidiaries:					
Operating Partnership	142,469	-	-	142,469	158,480
Consolidated joint ventures	(188)	45,717	-	45,529	47,296
Total Noncontrolling Interests in Subsidiaries	**142,281**	**45,717**	**-**	**187,998**	**205,776**
Total Equity	**499,412**	**1,024,706**	**-**	**1,524,118**	**1,699,475**
Total Liabilities and Equity	**$1,967,090**	**$3,265,827**	**($42,174)**	**$5,190,743**	**$5,292,798**

Notes: See supporting "Balance Sheet" notes on page 39 for more information.

3Q 2020

CLI Company Highlights

9

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	3Q 2020				2Q 2020	1Q 2020	4Q 2019	3Q 2019
	Office/ Corp.	Less: Disc. Ops	Roseland	Total				
REVENUES								
Revenue from leases:								
Base rents	$64,613	($32,921)	$29,238	$60,930	$60,938	$65,527	$66,661	$66,595
Escalations and recoveries from tenants	7,237	(3,629)	1,311	4,919	3,854	4,923	4,534	5,943
Real estate services	12	-	2,864	2,876	2,755	2,993	3,090	3,411
Parking income	1,640	(46)	2,439	4,033	3,034	5,265	5,760	5,716
Hotel income	-	-	893	893	772	1,625	4,139	3,325
Other income	3,026	60	913	3,999	1,297	1,724	2,489	2,400
Total revenues	**$76,528**	**($36,536)**	**$37,658**	**$77,650**	**$72,650**	**$82,057**	**$86,673**	**$87,390**
EXPENSES								
Real estate taxes	$9,767	($4,626)	$5,675	$10,816	$10,573	$10,937	$10,185	$11,151
Utilities	4,924	(2,888)	1,562	3,598	3,113	3,853	3,276	4,402
Operating services	15,508	(6,833)	10,267	18,942	15,633	16,064	16,820	18,109
Real estate service expenses	42	-	3,258	3,300	3,085	3,721	3,768	3,905
General and administrative	22,946	(11)	6,010	28,945	17,242	15,818	16,960	12,571
Depreciation and amortization	17,485	(1,366)	15,551	31,670	27,341	33,796	35,906	32,605
Property impairments	-	-	36,582	36,582	-	-	-	-
Land and other impairments	1,292	-	-	1,292	16,846	5,263	27,356	2,589
Total expenses	**$71,964**	**($15,724)**	**$78,905**	**$135,145**	**$93,833**	**$89,452**	**$114,271**	**$85,332**
Operating Income (expense)	**$4,564**	**($20,812)**	**($41,247)**	**($57,495)**	**($21,183)**	**($7,395)**	**($27,598)**	**$2,058**
OTHER (EXPENSE) INCOME								
Interest expense	($12,519)	$1,321	($9,067)	($20,265)	($20,612)	($20,918)	($22,751)	($22,129)
Interest and other investment income (loss)	1	-	2	3	7	32	886	188
Equity in earnings (loss) of unconsolidated joint ventures	493	-	880	1,373	(946)	(708)	(437)	(113)
Realized gains (losses) and unrealized losses on disposition	15,775	(15,775)		-	-	(7,915)	112,228	(34,666)
Gain on sale of land/other	-	-		-	-	4,813	(44)	296
Gain (loss) from early extinguishment of debt, net	-	-		-	-	-	(153)	(98)
Total other income (expense)	**3,750**	**(14,454)**	**(8,185)**	**(18,889)**	**(21,551)**	**(24,696)**	**89,729**	**(56,522)**
Income from continuing operations	**8,314**	**(35,266)**	**(49,432)**	**(76,384)**	**(42,734)**	**(32,091)**	**62,131**	**(54,464)**
Income from discontinued operations	-	19,491		19,491	21,729	21,993	2,770	8,506
Realized gains (losses) on disposition	-	15,775		15,775	(11,929)	(27,746)	(120,309)	(10,063)
Total discontinued operations	**-**	**35,266**	**-**	**35,266**	**9,800**	**(5,753)**	**(117,539)**	**(1,557)**
Net Income	**8,314**	**-**	**(49,432)**	**(41,118)**	**(32,934)**	**(37,844)**	**(55,408)**	**(56,021)**
Noncontrolling interest in consolidated joint ventures	895	-		$895	$829	$176	$1,404	$405
Noncontrolling interests in Operating Partnership from continuing operations	7,076	-	798	7,874	4,626	3,666	(5,494)	6,005
Noncontrolling interests in Operating Partnership in discontinued operations	(3,388)	-		(3,388)	(937)	549	11,317	154
Redeemable noncontrolling interest	(455)	-	(6,016)	(6,471)	(6,471)	(6,471)	(6,471)	(6,471)
Net income (loss) available to common shareholders	**$12,442**	**$0**	**($54,650)**	**($42,208)**	**($34,887)**	**($39,924)**	**($54,652)**	**($55,928)**
Basic earnings per common share:								
Net income (loss) available to common shareholders				($0.49)	($0.41)	($0.47)	($0.64)	($0.65)
Diluted earnings per common share:								
Net income (loss) available to common shareholders				($0.49)	($0.41)	($0.47)	($0.64)	($0.65)
Basic weighted average shares outstanding				90,671,000	90,629,000	90,616,000	90,611,000	90,584,000
Diluted weighted average shares outstanding				100,307,000	100,213,000	100,183,000	100,264,000	100,560,000

3Q 2020 CLI Company Highlights 10

FFO & Core FFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Net income (loss) available to common shareholders	($42,208)	($34,887)	($39,924)	($54,652)	($55,928)
Add (deduct): Noncontrolling interest in Operating Partnership	(7,874)	(4,626)	(3,666)	5,494	(6,005)
Noncontrolling interests in discontinued operations	3,388	937	(549)	(11,317)	(154)
Real estate-related depreciation and amortization on continuing operations [1]	34,665	30,199	36,696	39,155	35,785
Real estate-related depreciation and amortization on discontinued operations	1,366	1,452	1,453	21,776	16,797
Property impairments on continuing operations	36,582	-	-	-	-
Property impairments on discontinued operations	-	-	-	-	5,894
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	-	-	-	3,661	-
Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net	-	-	7,915	(112,228)	34,666
Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net	(15,775)	11,929	27,746	120,309	413
Funds from operations [2]	**$10,144**	**$5,004**	**$29,671**	**$12,198**	**$31,468**
Add/(Deduct):					
(Gain)/Loss from extinguishment of debt, net	-	-	-	$153	$98
Dead deal costs	2,583	277	-	-	271
Land and other impairments	1,292	-	5,263	27,356	6,345
Gain on disposition of developable land	-	16,846	(4,813)	44	(296)
Severance/separation costs on management restructuring	8,900	891	1,947	-	277
Reporting system conversion costs	-	-	363	998	-
Strategic direction costs	-	-	-	4,629	-
Proxy fight costs	6,954	5,017	799	-	-
Noncontrolling interest share on consolidated joint ventures impairment charges	-	-	-	(1,263)	-
Core FFO	**$29,873**	**$28,035**	**$33,320**	**$44,115**	**$38,163**
Diluted weighted average shares/units outstanding [7]	100,307,000	100,213,000	100,183,000	100,264,000	100,560,000
Funds from operations per share-diluted	$0.10	$0.05	$0.30	$0.12	$0.31
Core Funds from Operations per share/unit-diluted	$0.30	$0.28	$0.33	$0.44	$0.38
Dividends declared per common share	$0.00	$0.20	$0.20	$0.20	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, AFFO & Adjusted EBITDA" on page 17.

3Q 2020 CLI Company Highlights 11

AFFO & Adjusted EBITDA – Quarterly Comparison

$ in thousands, except per share amounts and ratios *(unaudited)*

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Core FFO (calculated on previous page)	**$29,873**	**$28,035**	**$33,230**	**$44,115**	**$38,163**
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($467)	$856	($2,132)	($4,084)	($3,625)
Amortization of market lease intangibles, net [4]	(858)	(857)	(946)	(1,116)	(1,057)
Amortization of lease inducements	(40)	59	57	(15)	(108)
Amortization of stock compensation	799	2,496	2,612	2,192	2,061
Non-real estate depreciation and amortization	336	482	450	431	611
Amortization of debt discount/(premium) and mark-to-market, net	(238)	(238)	(238)	(237)	(238)
Amortization of deferred financing costs	1,074	1,060	1,020	1,147	1,121
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(2,975)	(1,104)	(3,247)	(6,012)	(3,091)
Tenant improvements and leasing commissions [5]	(4,057)	(2,897)	(8,093)	(9,354)	(7,245)
Tenant improvements and leasing commissions on space vacant for more than one year	(1,627)	(6,068)	(2,958)	(888)	(6,138)
Adjusted FFO [2]	**$21,821**	**$21,824**	**$19,755**	**$26,179**	**$20,454**
Core FFO (calculated on previous page)	**$29,873**	**$28,035**	**$33,230**	**$44,115**	**$38,163**
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	($1,373)	$946	$708	($3,223)	$113
Equity in earnings share of depreciation and amortization	(3,331)	(3,340)	(3,350)	(3,678)	(3,655)
Add-back:					
Interest expense	21,586	21,919	22,226	24,072	23,450
Recurring JV distributions	6,425	3,682	2,459	5,123	3,528
Income (loss) in noncontrolling interest in consolidated joint ventures	(895)	(830)	(176)	(1,404)	(405)
Redeemable noncontrolling interest	6,471	6,471	6,471	6,471	6,471
Income tax expense	84	34	6	0	59
Adjusted EBITDA	**$58,840**	**$56,917**	**$61,574**	**$71,476**	**$67,724**
Net debt at period end [6]	$2,858,504	$2,950,026	$2,835,993	$2,767,351	$3,097,156
Net debt to Adjusted EBITDA	12.1x	13.0x	11.5x	9.7x	10.0x

Notes:
See footnotes and "Information About FFO, Core FFO, AFFO & Adjusted EBITDA" on page 17.

3Q 2020
CLI Company Highlights
12

Income Statement – Year-to-Date Comparison

$ in thousands, except per share amounts
(unaudited)

	YTD 2020			YTD 2019		
	All Operations	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES						
Revenue from leases:						
Base rents	$293,450	($106,056)	$187,394	$325,551	($118,735)	$206,816
Escalations and recoveries from tenants	24,756	(11,059)	13,697	30,964	(12,833)	18,131
Real estate services	8,624	-	8,624	10,783	-	10,783
Parking income	12,477	(145)	12,332	16,269	(172)	16,097
Hotel income	3,290	-	3,290	5,702	-	5,702
Other income	6,964	56	7,020	7,324	(592)	6,732
Total revenues	**$349,561**	**($117,204)**	**$232,357**	**$396,593**	**($132,332)**	**$264,261**
EXPENSES						
Real estate taxes	$47,401	($15,075)	$32,326	$49,929	($16,116)	$33,813
Utilities	19,177	(8,613)	10,564	25,797	(11,192)	14,605
Operating services	72,698	(22,059)	50,639	78,360	(25,539)	52,821
Real estate service expenses	10,106	-	10,106	12,150	-	12,150
General and administrative	62,044	(39)	62,005	42,889	(53)	42,836
Depreciation and amortization	97,078	(4,271)	92,807	146,936	(50,826)	96,110
Property impairments	36,582	-	36,582	-	-	-
Land and other impairments	23,401	-	23,401	5,088	-	5,088
Total expenses	**$368,487**	**($50,057)**	**$318,430**	**$361,149**	**($103,726)**	**$257,423**
Operating Income (expense)	**($18,926)**	**($67,147)**	**($86,073)**	**$35,444**	**($28,606)**	**$6,838**
OTHER (EXPENSE) INCOME						
Interest expense	($65,730)	$3,935	($61,795)	($71,739)	$3,922	($67,817)
Interest and other investment income (loss)	43	(1)	42	1,528	(2)	1,526
Equity in earnings (loss) of unconsolidated joint ventures	(281)	-	(281)	(882)	-	(882)
Gain on change of control of interests	-	-	-	13,790	-	13,790
Realized gains (losses) and unrealized losses on disposition	(31,815)	23,900	(7,915)	217,833	15,865	233,698
Gain on sale of land/other	4,813	-	4,813	566	-	566
Gain on sale of investment in unconsolidated joint venture	-	-	-	903	-	903
Gain (loss) from early extinguishment of debt, net	-	-	-	1,801	-	1,801
Total other income (expense)	**(92,970)**	**27,834**	**(65,136)**	**163,800**	**19,785**	**183,585**
Income from continuing operations	**(111,896)**	**(39,313)**	**(151,209)**	**199,244**	**(8,821)**	**190,423**
Income from discontinued operations	-	63,213	63,213	-	24,686	24,686
Realized gains (losses) on disposition	-	(23,900)	(23,900)	-	(15,865)	(15,865)
Total discontinued operations	-	**39,313**	**39,313**	-	**8,821**	**8,821**
Net Income	**(111,896)**	-	**(111,896)**	**199,244**	-	**199,244**
Noncontrolling interest in consolidated joint ventures	1,900	-	$1,900	2,500	-	$2,500
Noncontrolling interests in Operating Partnership of income from continuing operations	16,166	-	16,166	(18,191)	-	(18,191)
Noncontrolling interests in Operating Partnership in discontinued operations	(3,776)	-	(3,776)	(896)	-	(896)
Redeemable noncontrolling interest	(19,413)	-	(19,413)	(16,144)	-	(16,144)
Net income (loss) available to common shareholders	**($117,019)**	**$0**	**($117,019)**	**$166,513**	**$0**	**$166,513**
Basic earnings per common share:						
Net income (loss) available to common shareholders			($1.37)			$1.59
Diluted earnings per common share:						
Net income (loss) available to common shareholders			($1.37)			$1.59
Basic weighted average shares outstanding			90,639,000			90,539,000
Diluted weighted average shares outstanding			100,235,000			100,802,000

3Q 2020 CLI Company Highlights 13

FFO & Core FFO – Year - to - Date Comparison 14 3Q 2020 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 17. YTD 2020 YTD 2019 Net income (loss) available to common shareholders ($117,019) $166,513 Add (deduct): Noncontrolling interest in Operating Partnership (16,166) 18,191 Noncontrolling interests in discontinued operations 3,776 896 Real estate-related depreciation and amortization on continuing operations (1) 101,560 104,197 Real estate-related depreciation and amortization on discontinued operations 4,271 50,418 Property impairments on continuing operations 36,582 - Property impairments on discontinued operations - 11,696 Gain on change of control of interests - (13,790) Gain on sale of investment in unconsolidated joint venture - (903) Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net 7,915 (233,698) Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net 23,900 413 Funds from operations (2) $44,819 $103,933 Add/(Deduct): (Gain)/Loss from extinguishment of debt, net $0 ($1,801) Dead deal costs 2,860 271 Land and other impairments 23,401 8,844 Gain on disposition of developable land (4,813) (566) Severance/separation costs on management restructuring 11,738 1,839 Reporting system conversion costs 363 - Management contract termination costs - 1,021 Proxy fight costs 12,770 4,171 New payroll tax consulting costs - 1,313 Core FFO $91,138 $119,025 Diluted weighted average shares/units outstanding (7) 100,235,000 100,802,000 Funds from operations per share-diluted $0.45 $1.03 Core Funds from Operations per share/unit-diluted $0.91 $1.18 Dividends declared per common share $0.40 $0.60

AFFO & Adjusted EBITDA – Year - to - Date Comparison 15 3Q 2020 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights YTD 2020 YTD 2019 Core FFO (calculated on previous page) $91,138 $119,205 Add (Deduct) Non-Cash Items: Straight-line rent adjustments (3) ($1,744) ($10,532) Amortization of market lease intangibles, net (4) (2,661) (3,152) Amortization of lease inducements 76 475 Amortization of stock compensation 5,908 6,289 Non-real estate depreciation and amortization 1,268 1,661 Amortization of debt discount/(premium) and mark-to-market, net (713) (712) Amortization of deferred financing costs 3,154 3,478 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (7,326) (6,406) Tenant improvements and leasing commissions (5) (15,046) (19,976) Tenant improvements and leasing commissions on space vacant for more than one year (10,652) (13,836) Adjusted FFO (2) $63,400 $76,314 Core FFO (calculated on previous page) $91,138 $119,205 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net $282 $882 Equity in earnings share of depreciation and amortization (10,020) (9,341) Add-back: Interest expense 65,730 71,739 Recurring JV distributions 12,566 10,497 Income (loss) in noncontrolling interest in consolidated joint ventures (1,900) (2,500) Redeemable noncontrolling interest 19,412 16,144 Income tax expense 124 187 Adjusted EBITDA $177,331 $206,633 Net debt at period end (6) $2,858,504 $3,097,156 Net debt to Adjusted EBITDA 12.1x 11.2x Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 17.

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
Net Income (loss) available to common shareholders	($42,208)	($34,887)	($39,924)	($54,652)	($55,928)
Add/(Deduct):					
Noncontrolling interest in operating partnership	(7,874)	(4,626)	(3,666)	5,494	(6,004)
Noncontrolling interest in discontinued operations	3,388	937	(549)	(11,317)	(155)
Noncontrolling interest in consolidated joint ventures (a)	(895)	(829)	(176)	(1,404)	(405)
Redeemable noncontrolling interest	6,471	6,471	6,471	6,471	6,471
Interest expense	21,586	21,919	22,226	24,072	23,450
Income tax expense	84	34	7	1	59
Depreciation and amortization	33,036	28,794	35,249	57,684	49,538
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net - continuing operations	-	-	7,915	8,081	35,079
Realized (gains) losses and unrealized losses on disposition of rental property, net - discontinued operations	(15,775)	11,929	27,746	-	-
Equity in (earnings) loss of unconsolidated joint ventures	(1,373)	946	708	437	113
Add:					
Property Impairments	36,582	-	-	-	5,894
Company's share of property NOI's in unconsolidated joint ventures (1)	7,518	6,823	7,526	12,819	9,612
EBITDAre	$40,540	$37,511	$63,533	$47,686	$67,724
Add:					
Loss from extinguishment of debt, net	-	-	-	153	98
Severance/Separation costs on management restructuring	8,900	891	1,947	-	277
Strategic direction costs	-	-	-	4,629	-
Reporting systems conversion cost	-	-	363	998	-
Dead deal costs	2,583	277	-	-	271
Land and other impairments	1,292	16,846	5,263	27,356	6,345
Gain on disposition of developable land	-	-	(4,813)	44	(296)
Proxy fight costs	6,954	5,017	799	-	-
Adjusted EBITDAre	$60,269	$60,542	$67,092	$80,866	$74,419
(a) Noncontrolling interests in consolidated joint ventures:					
Marbella	(395)	(80)	(37)	(44)	(115)
M2 at Marbella	(200)	(105)	(47)	(51)	(234)
Port Imperial Garage South	(181)	(224)	(55)	(18)	(42)
Port Imperial Retail South	(3)	(3)	(3)	(8)	5
Other consolidated joint ventures	(116)	(417)	(34)	(1,283)	(19)
Net losses in noncontrolling interests	($895)	($829)	($176)	($1,404)	($405)
Add:					
Depreciation in noncontrolling interest in consolidated JV's	661	669	660	645	838
Funds from operations - noncontrolling interest in consolidated JV's	($234)	($160)	$484	($759)	$433
Add:					
Interest expense in noncontrolling interest in consolidated JV's	806	805	805	806	806
Net operating income before debt service in consolidated JV's	$572	$645	$1,289	$47	$1,239

Notes:
(1) See unconsolidated joint venture NOI details on page 23 for 3Q 2020.
See Information About EBITDAre on page 17.

3Q 2020 CLI Company Highlights 16

FFO, Core FFO, AFFO, & Adjusted EBITDA (Notes) 17 3Q 2020 Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $ 3 , 331 and $ 3 , 655 for the three months ended September 30 , 2020 and 2019 , respectively, and $ 10 , 020 and $ 9 , 341 for the nine months ended September 30 , 2020 and 2019 , respectively . Excludes non - real estate - related depreciation and amortization of $ 336 and $ 611 for the three months ended September 30 , 2020 and 2019 , respectively, and $ 1 , 268 and $ 1 , 661 for the nine months ended September 30 , 2020 and 2019 . (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT) . See “Information About FFO, Core FFO and AFFO” below . (3) Includes free rent of $ 3 , 930 and $ 5 , 853 for the three months ended September 30 , 2020 and 2019 , respectively, and $ 10 , 187 and $ 16 , 095 for the nine months ended September 30 , 2020 and 2019 , respectively . Also includes the Company's share from unconsolidated joint ventures of $ 52 and $ 266 for the three months ended September 30 , 2020 and 2019 , respectively, and $ 69 and ( $ 59 ) for the nine months ended September 30 , 2020 and 2019 , respectively . (4) Includes the Company's share from unconsolidated joint ventures of $ 0 and $ 0 for the three months ended September 30 , 2020 and 2019 , respectively, and $ 0 and $ 0 for the nine months ended September 30 , 2020 and 2019 , respectively . (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year . (6) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end . (7) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 9 , 936 and 9 , 852 for the three months ended September 30 , 2020 and 2019 , respectively, and 9 , 411 and 9 , 960 for the nine months ended September 30 , 2020 and 2019 , respectively . Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate - related depreciation and amortization . The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT . The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs . FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity . FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition . However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”) . A reconciliation of net income per share to FFO per share is included in the financial tables above . Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time . Adjusted FFO ("AFFO") is defined as Core FFO less ( i ) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight - line rents and amortization of acquired above/below - market leases, net, and (iii) other non - cash income, plus (iv) other non - cash charges . Core FFO and AFFO are both non - GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP . Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends . There are not generally accepted definitions established for Core FFO or AFFO . Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs . A reconciliation of net income to Core FFO and AFFO are included in the financial tables above . Information About FFO, Core FFO and AFFO EBITDAre is a non - GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may n ot be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The Whit e Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the dispositi on of depreciated property, plus impairment write - downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre , because the Company believes that EBITDAre , along with cash flow from operating activities, investing activities and financing activities, provides investors with an a ddi tional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Compan y’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Information About EBITDAre CLI Company Highlights

Same Store Performance 18 3Q 2020 $ in thousands Notes: (1) Values represent the Company’s pro rata ownership of operating portfolio. (2) Includes management fees. (3) Aggregate property - level revenue over the given period; less: operating expense, real estate taxes and utilities over the same p eriod for the same store portfolio. (4) Office Same Store excludes discontinued operations and Harborside Plaza 1 as it was removed from service in 4Q19. (5) The aggregate sum of: property - level revenue, straight - line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio. CLI Company Highlights Residential Same Store (1) 3Q 2020 3Q 2019 Change % Change 3Q 2020 3Q 2019 Change % Change Total Property Revenues $25,744 $28,041 ($2,298) (8.2%) $81,687 $83,960 ($2,273) (2.7%) Real Estate Taxes $3,208 $3,271 ($63) (1.9%) $10,151 $10,416 ($265) (2.5%) Payroll 1,653 1,524 129 8.5% 4,643 4,450 193 4.3% Repairs & Maintenance 534 517 17 3.3% 1,428 1,457 (30) (2.0%) Utilities 918 874 45 5.1% 2,869 2,725 144 5.3% Insurance 616 389 226 58.2% 1,356 1,005 351 34.9% Marketing 567 810 (243) (30.0%) 1,169 1,490 (322) (21.6%) Other (2) 3,923 3,317 606 18.3% 10,819 9,950 869 8.7% Total Property Expenses $11,419 $10,701 $717 6.7% $32,435 $31,494 $941 3.0% Same Store GAAP NOI (3) $14,325 $17,340 ($3,015) (17.4%) $49,252 $52,466 ($3,214) (6.1%) Total Units 4,838 4,838 - - 4,838 4,838 - - % Leased 89.0% 96.1% - (7.1%) 89.0% 96.1% - (7.1%) Less: Transition Assets Revenues $5,971 $7,600 ($1,629) (21.4%) $20,288 $23,491 ($3,203) (13.6%) Expenses $2,780 $2,866 ($86) (3.0%) $8,103 $8,222 ($119) (1.4%) NOI $3,191 $4,734 ($1,543) (32.6%) $12,185 $15,269 ($3,085) (20.2%) Adjusted Same Store GAAP NOI $11,134 $12,606 ($1,472) (11.7%) $37,068 $37,197 ($129) (0.3%) Total Units 3,903 3,903 - - 3,903 3,903 - - % Leased 92.0% 97.2% - (5.2%) 92.0% 97.2% - (5.2%) Office Same Store (4) 3Q 2020 3Q 2019 Change % Change 3Q 2020 3Q 2019 Change % Change Total Property Revenues (GAAP) $36,654 $36,219 $435 1.2% $110,064 $108,842 $1,222 1.1% Real Estate Taxes $4,933 $4,846 $87 1.8% $14,748 $14,521 $227 1.6% Utilities 2,193 2,355 (162) (6.9%) 5,911 7,055 (1,144) (16.2%) Operating Services 8,015 7,945 70 0.9% 22,786 23,099 (313) (1.4%) Total Property Expenses $15,141 $15,146 ($5) (0.0%) $43,445 $44,675 ($1,230) (2.8%) Same Store GAAP NOI (5) $21,513 $21,073 $440 2.1% $66,619 $64,167 $2,452 3.8% Less: straight-lining of rents adj. and FAS 141 $271 $2,666 ($2,395) (89.8%) $1,912 $7,382 ($5,470) (74.1%) Same Store Cash NOI $21,242 $18,407 $2,835 15.4% $64,707 $56,785 $7,922 14.0% For the Three Months Ended For the Nine Months Ended For the Three Months Ended For the Nine Months Ended

Debt Summary & Future Repayments Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate [1]	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations	$575,000	19.74%	4.09%	2.06
Fixed Rate Secured Debt	1,769,834	60.74%	3.79%	5.74
Subtotal: Fixed Rate Debt	**$2,344,834**	**80.48%**	**3.70%**	**5.26**
Variable Rate Debt				
Variable Rate Secured Debt	$412,737	14.17%	3.33%	3.21
Variable Rate Unsecured Debt [1]	156,000	5.35%	1.50%	0.82
Subtotal: Variable Rate Debt	**$568,737**	**19.52%**	**3.54%**	**1.80**
Totals/Weighted Average	**$2,913,571**	**100.00%**	**3.66%**	**4.39**
Adjustment for Unamortized Debt Discount	(1,671)			
Unamortized Deferred Financing Costs	(16,018)			
Total Consolidated Debt, net	**$2,895,882**			
Partners' Share	(74,849)			
CLI Share of Total Consolidated Debt, net [a]	**$2,821,033**			
Unconsolidated Secured Debt				
CLI Share	$381,950	48.81%		
Partners' Share	411,454	51.19%	0.00%	0.00
Total Unconsolidated Secured Debt	**$793,404**	**100.00%**	**0.00%**	**0.00**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate [1]
2020	-	831	831	4.85%
2021	324,801	590	325,391	2.38%
2022	490,089	550	490,639	4.00%
2023	367,086	2,323	369,409	3.42%
2024	434,560	3,928	438,488	3.79%
2025	-	3,799	3,799	3.96%
Thereafter	1,269,774	14,701	1,284,475	3.88%
Subtotal	**$2,886,310**	**26,722**	**$2,913,032**	**3.66%**
Adjustment for unamortized debt discount/premium		(1,671)	(1,671)	
Unamortized mark-to-market		539	539	
Unamortized deferred financing costs [2]		(16,018)	(16,018)	
Totals/Weighted Average	**$2,886,310**	**9,572**	**$2,895,882**	**3.66%**

Notes:

(a) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.9 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.

See supporting "Debt Summary & Future Repayments Schedule" notes on page 39.

3Q 2020 CLI Company Highlights 19

Residential Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	September 30, 2020	December 31, 2019	Date of Maturity
Secured Construction Loans					
Marriott Hotels at Port Imperial	Fifth Third Bank	LIBOR + 3.40%	94,000	74,000	04/09/22
The Emery (f.k.a. Chase III)	Fifth Third Bank	LIBOR + 2.50%	56,207	24,064	05/16/22
RiverHosue 9 (f.k.a. Port Imperial South 9)	Bank of New York Mellon	LIBOR + 2.13%	39,883	11,615	12/19/22
The Upton (f.k.a. Short Hills Residential)	People's United Bank	LIBOR + 2.15%	33,088	9,431	03/26/23
The Charlotte (f.k.a. 25 Christopher Columbus)	QuadReal Finance	LIBOR + 2.70%	126,560	5,144	12/01/24
Total Secured Construction Debt			**$349,738**	**$124,254**	
Secured Permanent Loans					
BLVD 475 (f.k.a. Monaco) [4]	Northwestern Mutual Life	3.15%	165,537	166,752	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,883	3,934	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	232,000	10/01/24
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425 (f.k.a. Marbella)	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401 (f.k.a. M2 at Marbella)	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
145 Front Street	MUFG Union Bank	LIBOR + 1.84%	63,000	63,000	12/10/26
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
RiverHouse 11 at Port Imperial	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Riverwatch	New York Community Bank	3.79%	30,000	30,000	07/01/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,914	32,600	12/01/29
Principal balance outstanding			1,308,332	1,276,284	
Unamortized deferred financing costs			(11,810)	(13,394)	
Total Secured Permanent Debt			**$1,296,522**	**$1,262,890**	
Total Debt - Residential Portfolio - A			**$1,646,260**	**$1,387,144**	

Notes:
See supporting "Debt Profile" notes on page 39.

3Q 2020

CLI Company Highlights

20

21 3Q 2020 Office Debt Profile Notes: See supporting “Debt Profile” notes on page 39. $ in thousands CLI Company Highlights Effective September 30, December 31, Date of Lender Interest Rate (1) 2020 2019 Maturity Secured Permanent Loans 101 Hudson Wells Fargo CMBS 3.20% 250,000 250,000 10/11/26 Short Hills Portfolio Wells Fargo CMBS 4.15% 124,500 124,500 04/01/27 111 River Apollo/Athene 3.90% 150,000 150,000 09/01/29 Principal balance outstanding 524,500 524,500 Unamortized deferred financing costs (3,239) (3,610) Total Secured Debt - Office Portfolio $521,261 $520,890 Senior Unsecured Notes: (2)(3) 4.500%, Senior Unsecured Notes public debt 4.61% 300,000 300,000 04/18/22 3.150%, Senior Unsecured Notes public debt 3.52% 275,000 275,000 05/15/23 Principal balance outstanding 575,000 575,000 Adjustment for unamortized debt discount (1,671) (2,170) Unamortized deferred financing costs (969) (1,346) Total Senior Unsecured Notes, net: $572,360 $571,484 Revolving Credit Facilities 13 Lenders LIBOR +1.35% 156,000 329,000 07/25/21 Total Debt - Office Portfolio - B 1,249,621 1,421,374 Total Debt - Residential Portfolio - A (from previous page) 1,646,260 1,387,144 Total Consolidated Debt: A + B = C 2,895,881 2,808,518

22 3Q 2020 Consolidated Debt Maturity Schedule $ in thousands CLI Company Highlights *Revolving Credit Facility is excluded from the table Construction Office Secured Residential Secured Corporate* 2020 - - - - 2021 - - $169,421 - 2022 $190,089 - - $300,000 2023 $33,088 - $58,998 $275,000 2024 $126,558 - $308,000 - 2025 - - - - 2026 - $250,000 $408,000 - 2027 - $124,500 $41,000 - 2028 - - - - 2029 - $150,000 $32,914 - $190,089 $33,088 $126,558 $250,000 $124,500 $150,000 $169,421 $58,998 $308,000 $408,000 $41,000 $32,914 $300,000 $275,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Debt Maturity Schedule Construction Office Secured Residential Secured Corporate*

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership [1]	3Q 2020 NOI [a]	Total Debt	NOI After Debt Service [b]	CLI Share of NOI [c]	CLI Share of Debt	CLI NOI After Debt Service [d]	CLI 3Q 2020 FFO
Operating Properties										
Residential										
Metropolitan	130	96.2%	25.0%	$627	$42,567	$368	$157	$10,642	$58	($57)
Metropolitan Lofts	59	98.3%	50.0%	199	18,200	83	100	9,100	42	21
RiverTrace at Port Imperial	316	95.3%	22.5%	1,498	82,000	840	337	18,450	189	186
Crystal House	825	90.9%	25.0%	2,752	161,500	1,339	688	40,375	335	380
Riverpark at Harrison	141	92.9%	45.0%	319	30,192	40	144	13,586	18	28
Station House	378	90.5%	50.0%	1,514	95,576	362	757	47,788	181	162
Urby Harborside	762	93.3%	85.0%	7,056	192,000	4,561	5,998	163,200	3,877	3,789
Subtotal - Residential	**2,611**	**92.6%**	**47.5%**	**$13,965**	**$622,035**	**$7,593**	**$8,181**	**$303,141**	**$4,700**	**$4,509**
Office										
12 Vreeland	139,750	100.0%	50.0%	$399	$5,008	$351	$200	$2,504	$176	$174
Offices at Crystal Lake	106,345	93.2%	31.3%	422	2,733	422	132	854	132	121
Subtotal - Office	**246,095**	**97.1%**	**41.9%**	**$821**	**$7,741**	**$773**	**$332**	**$3,358**	**$308**	**$295**
Retail/Hotel										
Hyatt Regency Jersey City	351	N/A	50.0%	(3,525)	100,000	(3,525)	(1,763)	50,000	(1,763)	413
Subtotal - Retail/Hotel		**N/A**	**50.0%**	**($3,525)**	**$100,000**	**($3,525)**	**($1,763)**	**$50,000**	**($1,763)**	**$413**
Total Operating			**46.3%**	**$11,261**	**$729,776**	**$4,841**	**$6,750**	**$356,499**	**$3,245**	**$5,217**
Other Unconsolidated JVs				$1,539	$63,628	$1,539	$768	25,451	$768	$147
Total Unconsolidated JVs [2]				**$12,800**	**$793,404**	**$6,380**	**$7,518**	**$381,950**	**$4,013**	**$5,364**

Notes:

(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.

(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.

(c) GAAP NOI at Company's ownership interest in the joint venture property.

(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $4,071,000 for 3Q 2020.

See supporting "Unconsolidated Joint Ventures" notes on page 39 and Information About Net Operating Income (NOI) on page 42.

3Q 2020 CLI Company Highlights 23

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Residential Portfolio

	Location	Transaction Date	Number of Buildings	Units / Keys / SF	Percentage Leased	Gross Asset Value [1]	Price Per Unit / SF	Weighted Average Cap Rate
1Q 2020 Dispositions								
Capital Office Park Land	Greenbelt, MD	03/27/20	-	-	-	$9,661	-	
Total 1Q 2020 Dispositions			**-**	**-**	**-**	**$9,661**	**-**	**-**
1Q 2020 Acquisitions								
Port Imperial North Retail	West New York, NJ	03/12/20	1	30,745	66.2%	$15,200	$494	
Total 1Q 2020 Dispositions			**1**	**30,745**	**66.2%**	**$15,200**	**$494**	**4.6%**

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Percentage Leased	Gross Asset Value [1]	Price Per SF	Weighted Average Cap Rate
1Q 2020 Dispositions								
230 & 250 Half Mile Rd.	Middletown, NJ	01/03/20	2	-	-	$7,600	-	
One Bridge Plaza	Fort Lee, NJ	03/17/20	1	200,000	73.5%	36,700	184	
Total 1Q 2020 Dispositions			**3**	**200,000**	**73.5%**	**$44,300**	**$184**	**6.2%**
3Q 2020 Dispositions								
3 Giralda Farms	Madison, NJ	07/22/20	1	141,000	0.0%	$7,974	57	
Parsippany & Giralda Portfolio	Morris County, NJ	09/15/20	10	1,448,420	82.4%	158,752	110	
325 Columbia Turnpike	Florham Park, NJ	09/18/20	1	168,144	84.5%	25,550	152	
9 Campus Drive	Parsippany, NJ	09/24/20	1	156,495	91.6%	21,000	134	
Total 3Q 2020 Dispositions			**13**	**1,914,059**	**77.3%**	**$213,275**	**$111**	**9.6%**

Notes:
(1) Acquisitions list gross purchase prices; dispositions list gross sales proceeds

3Q 2020 CLI Company Highlights 24

25 Multifamily Portfolio 3Q 2020 25

Operating Communities – Residential

- 3Q 2020 Percentage Leased: **89.5%**
- 3Q 2020 Avg. Revenue Per Home: **$2,996**

$ in thousands, except per home

							Operating Highlights							
Operating - Residential	**Location**	**Ownership**	**Apartments**	**Rentable SF**	**Avg. Size**	**Year Complete**	**Percentage Leased 3Q 2020**	**Percentage Leased 2Q 2020**	**Average Revenue Per Home 3Q 2020**	**Average Revenue Per Home 2Q 2020**	**NOI* 3Q 2020**	**NOI* 2Q 2020**	**NOI* YTD 2020**	**Debt Balance**
Consolidated														
Liberty Towers	Jersey City, NJ	100.0%	648	603,110	931	2003	86.3%	91.2%	$3,243	$3,237	$3,059	$4,051	$11,751	$265,000
BLVD 425 (f.k.a. Marbella) [a]	Jersey City, NJ	74.3%	412	369,515	897	2003	72.6%	89.3%	3,330	3,377	1,366	1,958	5,735	131,000
BLVD 475 (f.k.a. Monaco) [a]	Jersey City, NJ	100.0%	523	475,742	910	2011	79.3%	88.9%	3,309	3,424	2,176	2,487	7,924	165,000
BLVD 401 (f.k.a. M2)	Jersey City, NJ	74.3%	311	273,132	878	2016	82.6%	86.5%	3,559	3,525	1,623	1,782	5,476	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	92.8%	92.8%	4,135	4,139	1,670	2,307	6,397	160,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	96.3%	92.9%	3,551	3,530	1,752	1,736	5,456	100,000
Riverwatch	New Brunswick, NJ	100.0%	200	147,852	739	1997	84.5%	92.5%	1,884	1,854	352	501	1,318	30,000
Signature Place at Morris Plains	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	98.0%	95.9%	2,671	2,651	670	735	2,399	43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,509	977	2016	98.1%	97.2%	3,721	3,648	584	640	1,929	41,000
Portside at East Pier - 7	East Boston, MA	100.0%	181	156,091	862	2015	91.4%	95.4%	2,993	2,865	939	1,034	3,003	58,998
Portside at East Pier - 5/6	East Boston, MA	100.0%	296	235,078	794	2018	93.1%	94.8%	3,042	2,973	1,586	1,614	4,843	97,000
145 Front at City Square	Worcester, MA	100.0%	365	305,656	837	2018	95.1%	97.0%	2,001	1,971	1,105	1,203	3,550	63,000
Consolidated		**95.2%**	**3,913**	**3,575,059**	**914**		**87.4%**	**92.1%**	**$3,168**	**$3,165**	**$16,882**	**$20,048**	**$59,781**	**$1,270,998**
Unconsolidated Joint Ventures [1]														
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	93.3%	95.1%	$3,113	$3,222	$4,056	$4,731	$13,566	$192,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	95.3%	91.5%	3,169	3,226	1,498	1,689	5,094	82,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	125,498	890	2014	92.9%	97.2%	2,300	2,296	319	395	1,120	30,192
Metropolitan at 40 Park [2]	Morristown, NJ	25.0%	130	124,237	956	2010	96.2%	90.0%	3,197	3,242	613	542	1,794	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	98.3%	96.6%	3,266	3,230	199	281	799	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	90.5%	91.3%	2,636	2,713	1,514	1,721	4,987	95,576
Crystal House	Arlington, VA	25.0%	825	738,786	895	1962	90.9%	92.8%	2,239	2,284	2,753	3,249	9,224	161,500
Joint Ventures		**47.5%**	**2,611**	**2,103,795**	**806**		**92.6%**	**93.3%**	**$2,738**	**$2,804**	**$10,952**	**$12,608**	**$36,584**	**$615,968**
Total Residential - Operating Communities [3]		**76.1%**	**6,524**	**5,678,854**	**870**		**89.5%**	**92.6%**	**$2,996**	**$3,020**	**$27,834**	**$32,656**	**$96,365**	**$1,886,966**
Operating - Hotels	**Location**	**Ownership**	**Keys**			**Year Complete**	**Average Occupancy 3Q 2020**	**Average Occupancy 2Q 2020**	**ADR 3Q 2020**	**ADR 2Q 2020**	**NOI* 3Q 2020**	**NOI* 2Q 2020**	**NOI* YTD 2020**	**Debt Balance**
Envue, Autograph Collection	Weehawken, NJ	100.0%	208			2019	N/A	N/A	N/A	N/A	($1,058)	($919)	($2,506)	
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164			2018	62.8%	70.0%	120	97	(313)	(41)	(512)	
Marriott Hotels at Port Imperial		**100.0%**	**372**				**62.8%**	**70.0%**	**$120**	**$97**	**($1,371)**	**($960)**	**($3,018)**	**$94,000**

Notes:

(a) Percentage leased is shown net of the 31 units under renovation at BLVD 475 and 0 units under renovation at BLVD 425 as of September 30, 2020.

See Information About Net Operating Income on page 42. See supporting "Operating Communities" notes on page 39.

3Q 2020 CLI Multifamily Portfolio 26

Operating Communities - Commercial

$ in thousands

Operating - Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 3Q 2020	Percentage Leased 2Q 2020	NOI* 3Q 2020	NOI* 2Q 2020	NOI* YTD 2020	Debt Balance
						Operating Highlights					
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	($12)	($148)	$267	$32,914
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2015	N/A	N/A	(146)	(150)	(191)	-
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	69.2%	118	121	360	3,883
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2015	100.0%	100.0%	89	94	224	-
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,745	2008	52.3%	60.5%	(7)	105	281	-
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	$121	$169	$549	$6,067
Total Commercial		**80.9%**		**733,225**		**69.9%**	**74.7%**	**$163**	**$191**	**$1,490**	**$42,864**

Summary of Consolidated RRT NOI by Type (unaudited):

	3Q 2020	2Q 2020
Total Consolidated Residential - Operating Communities - from p. 26	$16,882	$20,048
Total Consolidated Commercial - (from table above)	42	22
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$16,924	$20,070
NOI (loss) from services, land/development/repurposing & other assets	(1,272)	(1,565)
Total NOI for RRT (see Information About Net Operating Income on p. 42)*:	**$15,652**	**$18,505**

Notes:
See Information About Net Operating Income on page 42.

3Q 2020 CLI Multifamily Portfolio 27

In-Construction Communities

$ in thousands

- RRT's share of projected stabilized NOI will be **$54.8 million**

Community	Location	Ownership	Apartment Homes/Keys	Project Capitalization - Total: Costs	Debt [1]	MCRC Capital	Third Party Capital	Capital as of 3Q 2020: Dev Costs [2]	Debt Balance	MCRC Capital	Development Schedule: Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
RiverHouse 9	Weehawken, NJ	100.0%	313	$142,920	$92,000	$50,920	-	$90,803	$39,883	$50,920	3Q 2018	1Q 2021	1Q 2022	$9,100	6.37%
The Emery	Malden, MA	100.0%	326	101,232	62,000	39,232	-	95,553	56,207	39,232	3Q 2018	1Q 2020	4Q 2020	6,133	6.06%
The Upton	Short Hills, NJ	100.0%	193	99,412	64,000	35,412	-	68,500	33,088	35,412	4Q 2018	1Q 2021	4Q 2021	5,905	5.94%
The Charlotte	Jersey City, NJ	100.0%	750	469,510	300,000	169,510	-	296,070	126,560	169,510	1Q 2019	1Q 2022	3Q 2023	28,941	6.16%
Consolidated		**100.0%**	**1,582**	**$813,074**	**$518,000**	**$295,074**	**$0**	**$550,926**	**$255,738**	**$295,074**				**$50,079**	**6.16%**
Joint Ventures															
Capstone at Port Imperial	West New York, NJ	40.0%	360	191,770	112,000	35,070	44,700	143,398	63,628	35,070	4Q 2017	1Q 2021	1Q 2022	11,583	6.04%
Joint Ventures		**40.0%**	**360**	**$191,770**	**$112,000**	**$35,070**	**$44,700**	**$143,398**	**$63,628**	**$35,070**				**$11,583**	**6.04%**
Total In-Construction Communities		**88.9%**	**1,942**	**$1,004,844**	**$630,000**	**$330,144**	**$44,700**	**$694,324**	**$319,366**	**$330,144**				**$61,662**	**6.14%**
							2020 MCRC Remaining Capital	$79,725	$79,725	-					
							Thereafter MCRC Remaining Capital	230,795	230,795	-					
							Total Remaining Capital	**$310,520**	**$310,520**	**$0**					

Lease-Up Communities	Units Delivered	NOI* 3Q 2020	Percentage Leased 3Q 2020
The Emery	326	($5)	75.8%
Lease-Up Communities	**326**	**($5)**	**75.8%**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 42.
See supporting "In-Construction Communities" notes on page 39.

3Q 2020 CLI Multifamily Portfolio 28

2015/2016 Achievements - Development Pipeline Activity and Future Development Starts 3Q 2020 Notes: NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 42. See supporting “Pipeline Activity and Future Development Starts” notes on page 39. $ in millions (unaudited) 29 CLI Multifamily Portfolio Projected Projected RRT Nominal % Leased As of: Actual/Projected Projected Stabilized Share of Stabilized Ownership 9/30/2020 Initial Leasing Units Yield NOI NOI After Debt Service 2020 Deliveries The Emery 100.0% 75.8% 1Q 2020 326 6.06% $6.1 $3.4 Total 2020 Deliveries 100.0% 326 6.06% $6.1 $3.4 2021 Deliveries The Upton 100.0% 1Q 2021 193 5.94% $5.9 $3.2 Capstone at Port Imperial 40.0% 1Q 2021 360 6.04% 11.6 2.7 RiverHouse 9 100.0% 1Q 2021 313 6.37% 9.1 5.2 Total 2021 Deliveries 75.1% 866 6.14% $26.6 $11.1 2022 Deliveries The Charlotte 100.0% 1Q 2022 750 6.16% $28.9 $15.4 Total 2022 Deliveries 100.0% 750 5.97% $28.9 $15.4 Total 88.9% 1,942 6.14% $61.6 $29.9 Future Developments Location Units Hudson Waterfront Plaza 8 Jersey City, NJ 680 Urby Harborside - Future Phases Jersey City, NJ 1,546 Plaza 9 Jersey City, NJ 487 107 Morgan Jersey City, NJ 800 Liberty Landing Phase 1 Jersey City, NJ 265 Liberty Landing – Future Phases Jersey City, NJ 585 PI South – Park Parcel Weehawken, NJ 245 PI South – Building 16 Weehawken, NJ 204 PI South – Office 1/3 (1) Weehawken, NJ 290 PI South – Building 2 Weehawken, NJ 245 PI North – Riverbend 6 West New York, NJ 607 PI North – Building J West New York, NJ 141 PI North – Building I West New York, NJ 224 Subtotal – Hudson Waterfront 6,319 Subtotal – Northeast Corridor 987 Subtotal – Boston Metro 1,164 Subtotal – Washington D.C. 738 Subtotal – New York 299 Total Future Start Communities 9,507

Roseland Balance Sheet 30 3Q 2020 $ in thousands (unaudited) CLI Multifamily Portfolio 3Q 2020 4Q 2019 ASSETS Rental  Property Land  and  leasehold  interests $321,196 $322,792 Buildings  and  improvements 1,872,155 1,811,505 Tenant improvements 2,658 1,981 Furniture,  fixtures  and  equipment 71,811 72,224 Land and improvements held for development 298,526 292,350 Development and construction in progress 577,650 396,391 Total  Gross  Rental  Property 3,143,996 2,897,243 Less:  Accumulated  depreciation (133,191) (90,627) Net  Investment  in  Rental  Property 3,010,805 2,806,616 Assets  held  for  sale,  net - Total  Property  Investments 3,010,805 2,806,616 Cash  and  cash  equivalents 7,210 8,654 Restricted  cash 10,155 10,520 Investments  in  unconsolidated  JV's 186,915 201,724 Unbilled  rents  receivable, net 2,119 2,745 Deferred  charges  &  other  assets 45,260 47,749 Accounts  receivable, net  of  allowance 3,363 1,401 Total  Assets $3,265,827 $3,079,409 LIABILITIES  &  EQUITY Mortgages,  loans  payable  &  other  obligations $1,646,261 $1,387,144 Note payable to affiliate 42,174 19,300 Accounts  pay,  accrued  exp  and  other  liabilities 82,761 85,377 Rents  recv'd  in  advance  &  security  deposits 6,755 6,569 Accrued  interest  payable 4,143 3,950 Total  Liabilities 1,782,094 1,502,340 Redeemable noncontrolling interest - Rockpoint Group 459,027 451,058 Noncontrolling interests in consolidated joint ventures 45,717 47,064 Mack-Cali capital 978,989 1,078,947 Total  Liabilities  &  Equity $3,265,827 $3,079,409

Roseland Income Statement

$ in thousands
(unaudited)

	3Q 2020	2Q 2020	1Q 2020	4Q 2019	3Q 2019
REVENUES					
Base rents	$29,238	$31,190	$33,013	$34,919	$34,232
Escalation and recoveries from tenants	1,311	1,218	1,080	1,223	1,377
Real estate services	2,864	2,711	2,949	2,995	1,450
Parking income	2,439	1,496	2,990	3,366	3,240
Hotel income	893	772	1,625	4,139	3,325
Other income	913	847	1,189	1,056	942
Total revenues	**$37,658**	**$38,234**	**$42,846**	**$47,698**	**$44,566**
EXPENSES					
Real estate taxes	$5,675	$6,312	$6,283	$6,082	$5,664
Utilities	1,562	1,376	1,633	1,216	1,712
Operating services	10,267	8,172	8,290	8,982	9,739
Real estate service expenses	3,258	3,035	3,673	3,703	1,961
General and administrative	6,010	3,250	2,893	3,377	3,025
Depreciation and amortization	15,551	15,309	21,067	22,564	17,228
Property impairments	36,582	-	-	-	-
Land and other impairments	-	4,856	175	1,035	2,137
Total expenses	**$78,905**	**$42,310**	**$44,014**	**$46,959**	**$41,466**
Operating Income	**($41,247)**	**($4,076)**	**($1,168)**	**$739**	**$3,100**
OTHER (EXPENSE) INCOME					
Interest expense	($9,067)	($9,164)	($8,909)	($10,363)	($10,330)
Interest and other investment income (loss)	2	6	1	844	152
Equity in earnings (loss) of unconsolidated joint ventures	880	(569)	(590)	2,297	(420)
Realized gains (losses) and unrealized losses on disposition	-	-	-	113,787	-
Gane on sale of land/other	-	-	764	(44)	296
Total other income (expense)	**($8,185)**	**($9,727)**	**($8,734)**	**$106,521**	**($10,302)**
Net income (loss)	**($49,432)**	**($13,803)**	**($9,902)**	**$107,260**	**($7,202)**
Noncontrolling interest in consolidated joint ventures	$798	$447	$176	$140	$405
Redeemable noncontrolling interest	(6,016)	(6,016)	(6,016)	(6,015)	(6,015)
Net income (loss) available to common shareholders	**($54,650)**	**($19,372)**	**($15,742)**	**$101,385**	**($12,812)**

3Q 2020

CLI Multifamily Portfolio

31

32 Office Portfolio 3Q 2020 32

Property Listing

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations (1)	2020 Expirations SF	2020 Expirations % Total	2020 Expirations In-Place Rent
101 Hudson	Jersey City, NJ	1,246,283	1,024,901	82.2%	$39.15	21,135	2%	$47.01
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,199,259	80.6%	39.40	-	0%	-
Harborside 4A	Jersey City, NJ	231,856	231,856	100.0%	35.66	-	0%	-
Harborside 5	Jersey City, NJ	977,225	547,868	56.1%	41.12	2,551	0%	43.43
111 River Street	Hoboken, NJ	566,215	463,677	81.9%	41.37	-	0%	-
Total Waterfront		**4,508,801**	**3,467,561**	**76.9%**	**$39.65**	**23,686**	**1%**	**$46.62**
Harborside 1 (2)	*Jersey City, NJ*	*399,578*	*-*	*N/A*	*N/A*	*N/A*	*N/A*	*N/A*
Total Waterfront (including Out of Service)		***4,908,379***	***3,467,561***	***70.6%***	***$39.65***	***23,686***	***0%***	***$46.62***
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	34.86	-	0%	-
99 Wood Avenue S	Iselin, NJ	271,988	222,287	81.7%	37.23	-	0%	-
581 Main Street (3)	Woodbridge, NJ	200,000	200,000	100.0%	34.43	-	0%	-
333 Thornall Street	Edison, NJ	196,128	174,381	88.9%	36.67	-	0%	-
343 Thornall Street	Edison, NJ	195,709	180,698	92.3%	37.24	-	0%	-
150 JFK Parkway (3)	Short Hills, NJ	247,476	158,741	64.1%	37.68	23,521	10%	39.05
51 JFK Parkway (3)	Short Hills, NJ	260,741	223,700	85.8%	54.43	-	0%	-
101 JFK Parkway (3)	Short Hills, NJ	197,196	194,111	98.4%	43.90	-	0%	-
103 JFK Parkway (3)	Short Hills, NJ	123,000	123,000	100.0%	43.10	-	0%	-
Total Class A Suburban		**1,955,079**	**1,739,759**	**89.0%**	**$39.89**	**23,521**	**1%**	**$39.05**
7 Giralda Farms (3)	Madison, NJ	236,674	142,136	60.1%	36.48	-	0%	-
4 Gatehall Drive (3)	Parsippany, NJ	248,480	147,778	59.5%	28.78	-	0%	-
7 Campus Drive (3)	Parsippany, NJ	154,395	69,810	45.2%	26.40	-	0%	-
100 Schultz Drive	Red Bank, NJ	100,000	28,506	28.5%	32.10	-	0%	-
200 Schultz Drive	Red Bank, NJ	102,018	87,579	85.8%	30.23	-	0%	-
1 River Center 1	Red Bank, NJ	122,594	119,622	97.6%	29.04	7,707	6%	26.85
1 River Center 2	Red Bank, NJ	120,360	120,360	100.0%	27.77	-	0%	-
1 River Center 3	Red Bank, NJ	194,518	76,572	39.4%	31.28	-	0%	-
100 Overlook Center	Princeton, NJ	149,600	140,583	94.0%	31.85	-	0%	-
5 Vaughn Drive (4)	Princeton, NJ	98,500	30,870	31.3%	31.06	-	0%	-
23 Main Street (5)	Holmdel, NJ	350,000	350,000	100.0%	18.39	-	0%	-
Total Suburban		**1,877,139**	**1,313,816**	**70.0%**	**$27.30**	**7,707**	**0%**	**$26.85**
Total Core Office Portfolio (6)		**8,341,019**	**6,521,136**	**78.2%**	**$37.23**	**54,914**	**1%**	**$40.60**

Notes:
See supporting "Property Listing" notes on page 40.

3Q 2020
CLI Office Portfolio
33

Leasing Activity 34 3Q 2020 Notes: (1) Inclusive of escalations. CLI Office Portfolio For the three months ended September 30, 2020 Pct Leased Impact of Impact of Pct. Leased Sq. Ft. Leased Sq. Ft. Leased Sq. Ft. 6/30/2020 Acquisition/Disposition Leasing Activity 9/30/2020 Commercial Service Unleased Waterfront 78.6% 0.0% (1.7%) 76.9% 3,259,471 208,090 1,041,240 Class A Suburban 89.5% 0.0% (0.5%) 89.0% 1,733,656 6,103 215,320 Suburban 77.4% (48.6%) (7.4%) 70.0% 1,287,711 26,105 563,323 Subtotals 80.3% (17.5%) (2.1%) 78.2% 6,280,838 240,298 1,819,883 Non-Core 70.3% 0.0% (2.3%) 68.0% 104,781 2,860 50,594 TOTALS 80.1% (17.3%) (2.1%) 78.0% 6,385,619 243,158 1,870,477 For the three months ended September 30, 2020 Number of Total Sq. Ft. Sq. Ft. Renewed Weighted Avg. Weighted Avg. Wtd. Avg. Wtd. Avg. Costs Transactions Sq. Ft. New Leases and Other Retained Sq. Ft. Term (Yrs) Base Rent ($) (1) Sq. Ft. Per Year ($) Waterfront 2 18,349 - 18,349 9,175 2.6 $45.01 $4.83 Class A Suburban 3 39,256 - 39,256 13,085 3.9 38.11 3.86 Suburban 4 68,182 - 68,182 17,046 8.7 28.87 7.18 Subtotals 9 125,787 - 125,787 13,976 6.3 $34.11 $6.40 Non-Core 1 28,040 - 28,040 28,040 3.0 21.38 1.53 TOTALS 10 153,827 - 153,827 15,383 5.7 $31.79 $5.94

Leasing Rollforwards

For the three months ended September 30, 2020

	Pct. Leased 6/30/2020	Inventory 6/30/2020	Sq. Ft. Leased 6/30/2020	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 9/30/2020	Sq. Ft. Leased 9/30/2020	Pct. Leased 9/30/2020
Waterfront	78.6%	4,508,801	3,544,503	-	-	(95,291)	18,349	(76,942)	4,508,801	3,467,561	76.9%
Class A Suburban	89.5%	1,955,079	1,749,213	-	-	(48,710)	39,256	(9,454)	1,955,079	1,739,759	89.0%
Suburban	77.4%	3,650,198	2,826,441	(1,773,059)	(1,482,309)	(98,498)	68,182	(30,316)	1,877,139	1,313,816	70.0%
Subtotals	**80.3%**	**10,114,078**	**8,120,157**	**(1,773,059)**	**(1,482,309)**	**(242,499)**	**125,787**	**(116,712)**	**8,341,019**	**6,521,136**	**78.2%**
Non-Core	70.3%	158,235	111,292	-	-	(31,691)	28,040	(3,651)	158,235	107,641	68.0%
TOTALS	**80.1%**	**10,272,313**	**8,231,449**	**(1,773,059)**	**(1,482,309)**	**(274,190)**	**153,827**	**(120,363)**	**8,499,254**	**6,628,777**	**78.0%**

For the nine months ended September 30, 2020

	Pct. Leased 12/31/2019	Inventory 12/31/2019	Sq. Ft. Leased 12/31/2019	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 9/30/2020	Sq. Ft. Leased 9/30/2020	Pct. Leased 9/30/2020
Waterfront	77.8%	4,508,801	3,510,055	-	-	(166,829)	124,335	(42,494)	4,508,801	3,467,561	76.9%
Class A Suburban	89.7%	2,155,079	1,932,953	(200,000)	(147,899)	(221,345)	176,050	(45,295)	1,955,079	1,739,759	89.0%
Suburban	79.0%	3,650,198	2,884,391	(1,773,059)	(1,482,309)	(241,962)	153,696	(88,266)	1,877,139	1,313,816	70.0%
Subtotals [1]	**80.7%**	**10,314,078**	**8,327,399**	**(1,973,059)**	**(1,630,208)**	**(630,136)**	**454,081**	**(176,055)**	**8,341,019**	**6,521,136**	**78.2%**
Non-Core	70.3%	158,235	111,292	-	-	(31,691)	28,040	(3,651)	158,235	107,641	68.0%
TOTALS	**80.6%**	**10,472,313**	**8,438,691**	**(1,973,059)**	**(1,630,208)**	**(661,827)**	**482,121**	**(179,706)**	**8,499,254**	**6,628,777**	**78.0%**

3Q 2020 CLI Office Portfolio 35

36 3Q 2020 Top 15 Tenants Notes: See supporting “Top 15 Tenants” notes on page 40. CLI Office Portfolio Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%) (2) Leased Leased Sq. Ft. (%) (2) Expiration Merrill Lynch Pierce Fenner & Smith Inc. 2 $11,092,126 5.0% 421,570 6.6% (3) John Wiley & Sons, Inc. 1 10,888,238 4.9% 290,353 4.5% 2033 MUFG Bank, Ltd. 2 10,189,469 4.6% 242,354 3.8% (4) Dun & Bradstreet Corporation 2 7,516,240 3.4% 192,280 3.0% 2023 TD Ameritrade Services Co. 1 6,894,300 3.1% 193,873 3.0% 2021 (5) E*Trade Financial Corporation 1 5,290,600 2.4% 132,265 2.1% 2031 Investors Bank 3 5,248,230 2.4% 144,552 2.3% (6) KPMG LLP 2 5,224,111 2.4% 120,947 1.9% (7) Vonage America Inc. 1 4,924,500 2.2% 350,000 5.5% 2023 Plymouth Rock Management Co. 1 4,351,725 2.0% 129,786 2.0% 2031 Arch Insurance Company 1 4,326,008 2.0% 106,815 1.7% 2024 Sumitomo Mitsui Banking Corp. 1 4,156,989 1.9% 111,105 1.7% 2037 (8) TP Icap Americas Holdings Inc. 2 4,079,450 1.8% 121,871 1.9% (9) First Data Corporation 1 3,684,106 1.7% 88,374 1.4% (10) Brown Brothers Harriman & Co. 1 3,673,536 1.7% 114,798 1.8% 2026 Totals $91,539,627 41.3% 2,760,943 43.2%

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring[1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.)[2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)[3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2020						
Waterfront	3	23,686	0.4	1,082,210	45.69	0.5
Class A Suburban	4	23,521	0.4	853,763	36.30	0.4
Suburban	1	7,707	0.1	200,382	26.00	0.1
Subtotal	**8**	**54,914**	**0.9**	**2,136,355**	**38.90**	**1.0**
Non-Core	1	1,584	0.0	44,099	27.84	0.0
TOTAL – 2020	**9**	**56,498**	**0.9**	**2,180,454**	**38.59**	**1.0**
2021						
Waterfront	18	375,614	5.9	13,811,510	36.77	6.2
Class A Suburban	13	107,157	1.7	4,658,591	43.47	2.1
Suburban	8	76,338	1.2	1,977,471	25.90	0.9
Subtotal	**39**	**559,109**	**8.8**	**20,447,572**	**36.57**	**9.2**
Non-Core	4	39,460	0.6	1,096,134	27.78	0.5
TOTAL – 2021	**43**	**598,569**	**9.4**	**21,543,706**	**35.99**	**9.7**
2022						
Waterfront	12	102,307	1.6	3,992,132	39.02	1.8
Class A Suburban	15	141,154	2.2	4,989,197	35.35	2.3
Suburban	14	100,172	1.6	2,868,233	28.63	1.3
Subtotal	**41**	**343,633**	**5.4**	**11,849,562**	**34.48**	**5.4**
Non-Core	4	35,697	0.5	982,397	27.52	0.4
TOTAL – 2022	**45**	**379,330**	**5.9**	**12,831,959**	**33.83**	**5.8**
2023						
Waterfront	11	324,360	5.1	12,309,082	37.95	5.6
Class A Suburban	17	340,122	5.3	13,195,641	38.80	6.0
Suburban	16	553,662	8.7	10,974,726	19.82	4.9
Subtotal	**44**	**1,218,144**	**19.1**	**36,479,449**	**29.95**	**16.5**
Non-Core	-	-	-	-	-	-
TOTAL – 2023	**44**	**1,218,144**	**19.1**	**36,479,449**	**29.95**	**16.5**
2024						
Waterfront	13	234,673	3.7	9,462,850	40.32	4.3
Class A Suburban	16	218,175	3.4	9,777,991	44.82	4.4
Suburban	16	177,463	2.8	5,185,307	29.22	2.4
Subtotal	**45**	**630,311**	**9.9**	**24,426,148**	**38.75**	**11.1**
Non-Core	1	28,040	0.4	701,000	25.00	0.3
TOTAL – 2024	**46**	**658,351**	**10.3**	**25,127,148**	**38.17**	**11.4**

Notes:

See supporting "Expirations" notes on page 40.

3Q 2020

CLI Office Portfolio

37

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2025						
Waterfront	8	110,855	1.7	3,348,504	30.21	1.5
Class A Suburban	16	196,267	3.1	7,155,132	36.46	3.2
Suburban	6	54,723	0.9	1,645,933	30.08	0.8
Subtotal	**30**	**361,845**	**5.7**	**12,149,569**	**33.58**	**5.5**
Non-Core	-	-	-	-	-	-
TOTAL – 2025	**30**	**361,845**	**5.7**	**12,149,569**	**33.58**	**5.5**
2026 AND THEREAFTER						
Waterfront	53	2,087,976	32.7	75,738,122	36.27	34.2
Class A Suburban	33	709,322	11.1	25,507,536	35.96	11.5
Suburban	23	318,622	4.9	9,827,897	30.85	4.4
Subtotal	**109**	**3,115,920**	**48.7**	**111,073,555**	**35.65**	**50.2**
Non-Core	-	-	-	-	-	-
TOTAL – 2026 AND THEREAFTER	**109**	**3,115,920**	**48.7**	**111,073,555**	**35.65**	**50.2**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	118	3,259,471	51.1	119,744,410	36.74	54.1
Class A Suburban	114	1,735,718	27.2	66,137,851	38.10	30.0
Suburban	84	1,288,687	20.2	32,679,949	25.36	14.7
Subtotal	**316**	**6,283,876**	**98.5**	**218,562,210**	**34.78**	**98.8**
Non-Core	10	104,781	1.5	2,823,630	26.95	1.2
Totals/Weighted Average	**326**	**6,388,657**	**100.0**	**$221,385,840**	**34.65**	**100.0**

Notes:
See supporting "Expirations" notes on page 40.

3Q 2020 CLI Office Portfolio 38

Appendix Key Financial Metrics - (Page 6 ) (1) Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT) . See p . 16 “Information About FFO, Core FFO & AFFO” . (2) Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests . (3) Net Debt to EBITDA results are represent completion of the Liberty Towers - Overlook Ridge 1031 exchange . Balance Sheet - (Page 9 ) (1) Includes mark - to - market lease intangible net assets of $ 75 , 610 and mark - to - market lease intangible net liabilities of $ 35 , 342 as of 3 Q 2020 . (2) Includes Prepaid Expenses and Other Assets attributable to Roseland of $ 26 , 647 as follows : ( i ) deposits of $ 9 , 695 , (ii) other receivable of $ 5 , 058 , (iii) pre - development costs of $ 4 , 718 , (iv) other prepaids/assets of $ 4 , 473 , and (v) prepaid taxes of $ 2 , 703 . Debt Summary & Future Repayments Schedule - (Page 19 ) (1) The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0 . 16 percent as of September 30 , 2020 , plus the applicable spread . (2) Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $ 960 , 238 for the three months ended September 30 , 2020 . Debt Profile - (Pages 20 - 21) (1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any ), debt initiation costs, mark - to - market adjustment of acquired debt and other transaction costs, as applicable. (2) Senior unsecured debt is rated BB - /Ba2/BB by S&P, Moody’s and Fitch respectively. (3) Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the no tes , as applicable. (4) Subsequent to quarter - end, the Company executed a term sheet for a new $165 million, seven - year loan with its current lender on the BLVD 475 ( f.k.a . Monaco) to replace its existing debt effective in 4Q20 Unconsolidated Joint Ventures - (Page 23) (1) Amounts represent the Company’s share based on ownership percentage. (2) Unconsolidated Joint Venture reconciliation is as follows: Operating Communities - (Page 26) (1) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 42 . (2) As of September 30, 2020, Priority Capital included Metropolitan at $20,914,422 (Prudential). (3) Excludes approximately 128,000 SF of ground floor retail. In - Construction Communities - (Page 28) (1) Represents maximum loan proceeds. (2) Represents development costs funded with debt or capital as of September 30, 2020. Pipeline Activity and Future Development Starts - (Page 29) (1) Currently approved for approximately 290,000 square feet of office space. 39 3Q 2020 3Q 2020 Equity in Earnings of Unconsolidated Joint Ventures ($1,373) Unconsolidated Joint Venture Funds from Operations 5,364 Joint Venture Share of Add - Back of Real Estate - Related Depreciation 3,991 Minority Interest in Consolidated Joint Venture Share of Depreciation (661) EBITDA Depreciation Add - Back $3,330 $ in thousands

Appendix - Continued

Property Listing - (Page 33)

(1) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual September 2020 billings times 12. For leases whose rent commences after October 1, 2020 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(2) Harborside 1 was taken out of service in 4Q19.

(3) These assets, in addition to a 158,235 SF non-core asset, are under contract for sale for total gross proceeds in a range of $375 - $390 million. These assets total 1,826,197 square feet.

(4) Subsequent to quarter-end, on October 21, 2020, the Company completed the sale of 5 Vaughn Drive, a 98,500 square-foot office building in Princeton, NJ, for a gross purchase price of $7.5 million

(5) Average base rents + escalations reflect rental values on a triple net basis.

(6) Excludes non-core holdings targeted for sale at 158,235 SF; excludes consolidated repositionings taken offline totaling 399,578 SF. Total consolidated office portfolio of 8,898,832 SF.

Top 15 Tenants - (Page 36)

(1) Annualized base rental revenue is based on actual September 2020 billings times 12. For leases whose rent commences after October 1, 2020, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only.

(3) 33,363 square feet expire in 2021; 388,207 square feet expire in 2027.

(4) 5,004 square feet expire in 2021; 237,350 square feet expire in 2029.

(5) 149,651 square feet expire December 31, 2020; 44,222 square feet expire December 31, 2021.

(6) 5,256 square feet expire in 2022; 82,936 square feet expire in 2026; 56,360 square feet expire in 2030.

(7) 66,606 square feet expire in 2024; 54,341 square feet expire in 2026.

(8) Space expires December 31, 2036.

(9) 63,372 square feet expire in 2023; 21,112 square feet expire in 2025; 37,387 square feet expire in 2033.

(10) 8,014 square feet expire in December 31, 2026; 80,360 square feet expires in 2029.

Expirations - (Pages 37-38)

(1) Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases.

(2) Reconciliation to Company's total net rentable square footage is as follows:

	Square Feet
Square footage leased to commercial tenants	6,385,619
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	243,158
Square footage unleased	1,870,477
Total net rentable square footage (excluding ground leases)	**8,499,254**

(3) Annualized base rental revenue is based on actual September 2020 billings times 12. For leases whose rent commences after October 1, 2020 annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(4) Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring September 30, 2020 aggregating 25,712 square feet and representing annualized base rent of $811,762 for which no new leases were signed.

3Q 2020

40

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2020, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

3Q 2020

41

Information About Net Operating Income (NOI)

Reconciliation of Net Income (Loss) to Net Operating Income (NOI)

$ in thousands
(unaudited)

	3Q 2020 Office/Corp	3Q 2020 Roseland	3Q 2020 Total	2Q 2020 Office/Corp	2Q 2020 Roseland	2Q 2020 Total
Net Income (loss)	**$8,314**	**($49,432)**	**($41,118)**	**($19,131)**	**($13,803)**	**($32,934)**
Deduct:						
Real estate services income	(12)	(2,864)	(2,876)	(44)	(2,711)	(2,755)
Interest and other investment loss (income)	(1)	(2)	(3)	(1)	(6)	(7)
Equity in (earnings) loss of unconsolidated joint ventures	(493)	(880)	(1,373)	377	569	946
General & Administrative - property level	-	(1,638)	(1,638)	-	(1,158)	(1,158)
Gain on change of control of interests	-	-	-	-	-	-
Realized (gains) losses and unrealized losses on disposition	(15,775)	-	(15,775)	11,929	-	11,929
(Gain) loss on disposition of developable land	-	-	-	-	-	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-	-
(Gain) loss from early extinguishment of debt, net	-	-	-	-	-	-
Add:						-
Real estate services expenses	42	3,258	3,300	50	3,035	3,085
General and administrative	22,946	6,010	28,956	14,014	3,250	17,264
Depreciation and amortization	17,485	15,551	33,036	12,032	15,309	27,341
Interest expense	12,519	9,067	21,586	12,755	9,164	21,919
Property impairments	-	36,582	36,582	-	-	-
Land impairments	1,292	-	1,292	13,443	4,856	18,299
Net operating income (NOI)	**$46,317**	**$15,652**	**$61,969**	**$45,424**	**$18,505**	**$63,929**

Definition of Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

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Company Information, Executive Officers, & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

David Smetana
Chief Financial Officer
Phone: (732) 590-1035
E-Mail: Dsmetana@mack-cali.com
Web: www.mack-cali.com

Executive Officers

MaryAnne Gilmartin
Interim Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Giovanni M. DeBari
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

Truist
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnston

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
Steve Manaker

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty Corporation or its management. Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target", "continue" or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:
-risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company's business and the financial condition of the Company's tenants and residents;
-the value of the Company's real estate assets, which may limit the Company's ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis;
-the extent of any tenant bankruptcies or of any early lease terminations;
-The Company's ability to lease or re-lease space at current or anticipated rents;
-changes in the supply of and demand for the Company's properties;
-changes in interest rate levels and volatility in the securities markets;
-The Company's ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment;
-forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income;
-changes in operating costs;
-The Company's ability to obtain adequate insurance, including coverage for terrorist acts;
-The Company's credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company's future interest expense;
-changes in governmental regulation, tax rates and similar matters; and
-other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others.

For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC's Annual Report on Form 10-K for the year ended December 31, 2019. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation ("MCRC"). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the MCRC for the same period with the Securities and Exchange Commission (the "SEC") and all of the MCRC's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

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